Exhibit 99.1

TCF Financial Corporation

2003 TCF Analyst Day

1.)           Cautionary Statement

During this presentation, we may make projections and other forward-looking statements regarding future events or the future financial performance of the Company.  We caution you that such statements are predictions and that actual events or results may differ materially.  Please see the forward-looking statement disclosure contained in this presentation for more information about risks and uncertainties which may affect us.  The information we will provide today is accurate as of June 30, 2003, and we undertake no duty to update the information.

2.)           General Strategic Overview

William A. Cooper

Chairman & CEO

Lynn A. Nagorske

President & COO

3.)           Corporate Profile

At June 30, 2003

•                       $11.8 billion financial holding company headquartered in Minnesota;  39th largest(1) public bank in the U.S. based on market cap

•                       391 bank branches, including 240 full-service supermarket branches (4th largest in U.S.)

•                       1,160 EXPRESS TELLER® ATMs, 715 off-site

•                       1.4 million checking accounts

•                       1.5 million TCF Express Cards (11th largest U.S. Visa debit card issuer ranked by sales volume)(2)

(1)                                  Source: Thomson Financial/Carson

(2)                                  Source: Visa, at March 31, 2003

4.)           Corporate Profile

At June 30, 2003

•                       Bank branches located in six states

Traditional	151	Minnesota	96
Supermarket	240	Illinois	188
Total	391	Wisconsin	34
		Indiana	5
		Michigan	53
		Colorado	15

5.)           What Makes TCF® Different

•                       Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services (open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, TCF Express Cards, phone banking, Internet banking, etc.).

•                       De Novo Expansion

TCF is increasing its market share through de novo expansion: opening new branches, starting new businesses and offering new products and services.

6.)           What Makes TCF® Different

•                       Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial and commercial real estate loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing at double-digit rates, contributing a significantly high percentage of TCF’s profits.

•                       Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                       Stock Buy-Back

TCF has purchased 24 million shares since 1/1/98 at an average cost of $32.52 per share.  These purchases contributed to TCF’s diluted EPS growth of +89% over the past five years.

7.)           Second Quarter Financial Highlights

	2Q03	Prior Year Change Inc./(Dec.)
Net income (millions)	$60.3	$2.3	4.0%
Diluted EPS	$.85	$.07	9.0%
ROA	2.04%		— bps
ROE	25.17%		(19) bps

bps — basis points

8.)           Consumer Home Equity Lending +23%*

Loan-to-value	12/99	12/00	12/01	12/02	6/03
	($ millions)

80% or less	$932.7	$971.7	$1,178.8	$1,488.5	$1,673.6
Over 80-90%	$570.6	$648.2	$802.1	$1,028.2	$1,174.6
Over 90-100%	$398.9	$486.5	$396.3	$385.0	$361.1
Over 100%	$56.5	$45.6	$66.6	$53.9	$45.6

Total	$1,959	$2,152	$2,444	$2,956	$3,255

Portion of loan >90% of property value is $45.6 million

*                 Twelve-month growth rate

9.)                                  Consumer Home Equity Loans

At June 30, 2003

•                       Consumer home equity loans and lines of credit 60% variable rate (prime based) and 40% fixed rate

•                       70% are closed-end loans, 30% lines of credit

•                       68% are 1st mortgages, 32% are 2nd mortgages

•                       Average home value of $170,000

•                       Yield 6.64%

•                       Over-30-day delinquency rate .69%

•                       2003 net charge-offs .11% (annualized); 2002 net charge-offs .18%; 2001 net charge-offs .17%

•                       Average loan-to-value 73%

•                       Average FICO score 709

10.)                           Commercial Lending +7%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Commercial real estate	$1,073.5	$1,371.9	$1,622.5	$1,835.8	$1,851.0
Commercial business	$351.4	$410.4	$422.4	$440.1	$475.3

Total	$1,425	$1,782	$2,045	$2,276	$2,326

*                 Twelve-month growth rate

11.)                           Commercial Loans

At June 30, 2003

•                       Commercial real estate — $1,851 million

•                       26% apartment loans

•                       20% office building loans

•                       8% hotel loans

•                       Commercial business — $475 million

•                       Yield 5.71%

•                       Over-30-day delinquency rate .01%

•                       2003 net charge-offs .06% (annualized); 2002 net charge-offs .37%; 2001 net charge-offs .01%

•                       Approximately 99% of all commercial loans secured

•                       CRE location mix: 90% Midwest, 10% Other

•                       CRE portfolio: 14% fixed, 39% variable, 47% ARM

12.)                           Checking Accounts +6%*

	12/99	12/00	12/01	12/02	6/03
	(000s)

Supermarket branches	351	428	511	565	595
Traditional branches	681	703	738	773	797

Total	1,032	1,131	1,249	1,338	1,392

*                 Twelve-month growth rate

13.)                           Fee Revenue Per Retail Checking Account

	1999	2000	2001	2002	6/03*
	(In Dollars)

Fee revenue per retail checking account	$168	$190	$209	$218	$237

*                 Annualized

14.)                           Small Business Checking Deposits +22%*

	12/99	12/00	12/01	12/02	6/03
	($ 000s)

Small business checking deposits	$196	$253	$313	$380	$422

# of accounts	58,114	69,179	79,865	91,385	97,826

*                 Twelve-month growth rate

15.)                           Campus Banking

At June 30, 2003

•                       Alliances with:

•                       University of Minnesota

•                       University of Michigan

•                       St. Cloud State University in MN

•                       Northern Illinois University - Dekalb

•                       Saginaw Valley State University in MI

•                       Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                       71,700 total checking accounts

•                       $86.5 million in deposits

16.)                           New Products and Services

•                       TCF Express CoinSM Service coin counters

•                       TCF Command ProtectionSM Plan

•                       Monthly payments

•                       Another source of fee revenue

•                       Investments and Insurance Products

•                       “Generation Advantage” life insurance product

•                       Putnam 529 CollegeAdvantage Plan

•                       Check Cashing

17.)                           Power ProfitsSM

	YTD 2003
Average Balance ($ millions)	Balance	Income*	% Profit
Commercial Lending	$2,301	$12,571	10%
Consumer Lending	3,361	21,966	18
Leasing and Equipment Finance	1,050	14,382	12
Mortgage Banking	276	(4,447)	(3)
Total Power Assets®	$6,988	44,472	37

Traditional Branches (151)	$6,243	35,152	29
Supermarket Branches (240)	1,569	12,973	11
Total Power Liabilities®	$7,812	48,125	40
Total Power Assets & Liabilities		92,597	77
Equity		12,519	10
Total Power Businesses		105,116	87
Treasury Services and Other		15,302	13
Total Net Income		$120,418	100%

*                 Profit center net income ($ in 000s)

18.)                           Interest Rate Risk
Mortgage Banking
Capital

Neil W. Brown

Chief Financial Officer & Treasurer

19.)                           Net Interest Income & Net Interest Margin

	6/02	9/02	12/02	3/03	6/03
	($ millions)

Net interest income	$124	$124	$127	$122	$120

Net interest margin	4.76%	4.68%	4.59%	4.45%	4.45%

20.)                           Interest Rate Risk Management

Cumulative One Year Positive Gap

	6/02	9/02	12/02	3/03	6/03
	($ millions)

Adjusted gap	$873	$1,333	$1,110	$834	$1,111

Adjusted gap as a % of total assets	7.6%	11.1%	9.1%	6.9%	9.4%

21.)                           MBS and Residential Portfolios

Quarterly Average Balance	6/02	9/02	12/02	3/03	6/03
	($ millions)

Residential portfolio balance	$2,350	$2,126	$1,845	$1,680	$1,487
MBS portfolio balance	1,774	1,935	2,288	2,341	2,032
Total	$4,124	$4,061	$4,133	$4,021	$3,519

22.)                           Power Liabilities®

	June 30, 2003
($ millions)	Balance	Rate
Checking	$3,195.02%
Savings	2,131.32
Money market	908.39
Total core	6,234.18
Certificates	1,746	2.46
Total Power Liabilities	$7,980.67

23.)                           Summary of Long-Term Borrowings*

		At June 30, 2003		At December 31, 2002
($ millions)	Maturity	Amount	Weighted- Average Rate	Amount	Weighted- Average Rate
	2003	$—	—%	$135.0	5.76%
January	2004	3.0	4.76	103.0	5.58
May		100.0	5.46	100.0	5.46
June		—	—	50.0	5.37
July		100.0	5.69	100.0	5.69
September		150.0	5.74	150.0	5.74
October		250.0	5.89	250.0	5.89
November		100.0	5.90	100.0	5.90
	Total 2004	703.0	5.76	853.0	5.72
	2005	446.0	6.13	446.0	6.13
	2006	303.0	4.16	303.0	4.30
	2009	122.5	5.25	122.5	5.25
	2010	100.0	6.02	100.0	6.02
	2011	200.0	4.85	200.0	4.85
Total		$1,874.5	5.47%	$2,159.5	5.52%

*                 Excludes $85.4 million of discounted lease rentals at June 30, 2003 with a weighted-average rate of 6.44%, and $108.7 million with a weighted-average rate of 7.19% at December 31, 2002.

24.)                           Potential Debt Prepayment

•                       $804 milllion of long-term debt

•                       Weighted-average coupon 5.70%

•                       Average remaining maturity 15 months

•                       Termination cost at 6/30/03 was approximately $46 million

•                       Termination cost decreases approximately $10 million per quarter

•                       Strategy reduces future interest expense

25.)                           Mortgage Banking

Summary of Operations

	For the Six Months Ended June 30,
($ 000s)	2003	2002	Change
Net interest income	$11,913	$9,054	$2,859
Gains on sales of loans	21,623	4,039	17,584
Servicing and other income	14,858	14,227	631
MSR amortization	(18,117)	(10,995)	(7,122)
MSR impairment	(23,500)	—	(23,500)
Non-interest expense	13,654	11,865	1,789
Pre-tax income (loss)	(6,877)	4,460	(11,337)
Income tax expense	(2,430)	1,567	(3,997)
Net income (loss)	$(4,447)	$2,893	$(7,340)

26.)                           Mortgage Banking

At June 30, 2003

•                       Total loans serviced - $5.3 billion

•                       Weighted-average note rate of 6.27%

•                       Average servicing fee of 32 bps

•                       MSR net book value as a multiple of fees - 2.4x

•                       Over 30-day delinquency rate - 1.9%

•                       2003 loans funded - $1.7 billion

•                       79% of loans funded are refinances

•                       Mortgage applications in process - $978.8 million

•                       119 retail lenders in Minnesota, Michigan, Illinois and Wisconsin

27.)                           Mortgage Banking

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Third party servicing portfolio	$2,092	$3,971	$4,679	$5,576	$5,292
MSR asset, net	$22.6	$40.1	$58.3	$62.6	$41.4

MSR/Servicing:	.78%	1.01%	1.25%	1.12%	.78%

28.)                           Servicing Portfolio by Interest Rate Tranche

12/31/02 vs. 6/30/03	< 6%	6 - 6.5%	6.5 - 7%	7+%	Total
	($ millions)

12/31/2002	$1,122	$1,184	$1,945	$1,326	$5,577
6/30/2003	$2,321	$1,012	$1,182	$777	$5,292

At 6/30/03:
MSR	$25.6	$7.1	$5.8	$2.9	$41.4
MSR : Loans	1.10%	.70%	.49%	.38%	.78%
Service fee multiple (x)	3.4	2.2	1.5	1.2	2.4

29.)                           Risk Based Capital

	6/02	9/02	12/02	3/03	6/03
	($ millions)

Actual	$814	$829	$851	$864	$844
Minimum Requirement	$601	$615	$622	$623	$620
Well Capitalized Requirement	$752	$769	$777	$779	$775

Tier 1:	9.83%	9.78%	9.96%	10.09%	9.88%
Total:	10.83%	10.77%	10.95%	11.09%	10.88%

30.)                           Share Repurchase Program

	Shares purchased per quarter
	1998	1999	2000	2001	2002	2003
	(000s)

First Quarter	1,127	1,738	2,396	1,562	479	757
Second Quarter	2,121	670	465	751	1,493	1,543
Third Quarter	2,370	600	105	1,297	632	—
Fourth Quarter	1,931	1,084	278	60	504	—

Total	7,549	4,092	3,244	3,670	3,108	2,300

Shares outstanding:	85,569	81,944	80,289	76,932	73,856	71,594

Average purchase price:	$27.94	$25.93	$22.76	$40.34	$47.62	$40.13

Since 1/1/98:
Shares Purchased	24	million
Average Cost	$32.52	per share
Investment	$779.3	million
Value @ 6/30/03	$954.7	million

31.)                           Dividend History +13%*

	1995	1996	1997	1998	1999	2000	2001	2002	2003

Dividends paid	$.30	$.36	$.47	$.61	$.73	$.83	$1.00	$1.15	$1.30	(1)

Dividends payout ratio:	35%	30%	28%	35%	36%	35%	37%	37%	39	%(2)

10-year compounded annual growth rate 21%

3.26% Yield as of 6/30/03

*              Annual growth rate (‘03 vs. ‘02)

(1)           Annualized, subject to Board of Directors approval

(2)           Based on analysts’ average diluted EPS estimate of $3.37

32.)                           Return to Shareholders(1) +22%*

	Index Value
Period Ending	12/31/1992	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	6/30/2003	7/31/2003

TCF Financial Corporation	$100.00	$119.78	$149.60	$246.31	$329.98	$524.74	$382.17	$403.79	$745.24	$821.60	$766.44	$709.97	$819.29
S&P 500	$100.00	$110.08	$111.53	$153.44	$188.52	$257.40	$323.21	$391.23	$355.59	$313.36	$243.77	$272.52	$277.32
SNL All Bank & Thrift Index	$100.00	$110.97	$108.52	$168.94	$234.17	$444.05	$381.57	$365.04	$440.98	$447.49	$420.48	$486.61	$507.42

(1)           Assumes $100 invested December 31, 1992 with dividends reinvested

*              Annualized return since 12/31/92

Source:  SNL Securities LC

33.)                           VISA Debit Card

Earl D. Stratton

Chief Information Officer

34.)                           TCF Express Card Interchange Revenue +27%*

	1999	2000	2001	2002	6/03
	($ millions)

First Quarter	$3.5	$6.0	$8.1	$10.2	$13.2
Second Quarter	$4.8	$7.1	$9.3	$11.8	$14.8
Third Quarter	$5.3	$7.5	$10.1	$12.1	$—
Fourth Quarter	$5.9	$8.2	$10.1	$13.1	$—

Total	$19.5	$28.8	$37.6	$47.2	$28.0

Cards (000s):	929	1,057	1,196	1,381	1,463

*                 YTD growth rate (‘03 vs. ‘02)

35.)                           TCF Express Card Transaction Volumes +21%*

	1998	1999	2000	2001	2002	6/03
	(000s)

On-Line POS	1,951	2,840	3,755	4,475	6,571	4,521
Off-Line Signature	22,974	35,671	50,631	65,868	83,321	46,331
Total	24,925	38,511	54,386	70,343	89,892	50,852

% of Off-Line Signature:	92%	93%	93%	94%	93%	91%

*                 YTD growth rate (‘03 vs. ‘02)

36.)                           Visa Settlement

•                                          The Issue

•                                          Visa “Honor All Cards” rule

•                                          Interchange rate for Visa debit card transactions versus on-line pin-based debit

•                                          Not all merchants included in settlement

•                                          Business cards not affected

•                                          The Settlement

•              $2 billion fine ($200 million a year for 10 years)

•              Lower interchange effective August 1, 2003

•              Modify “Honor All Cards” rule effective January 2004

•              Negotiate new merchant agreement by January 2004

37.)         Visa Settlement (continued)

•              The Cost to TCF

•              Estimated $7.3 million impact if reduction had been in effect for the first six months of 2003

•              Approximately 25% reduction in interchange

•              Other pricing and operational changes

•              Future Strategies

•              Increase transaction volumes with activation and usage programs

•              Reduction in processing costs

•              Continue to monitor future developments

38.)                           Credit Quality

Paul B. Brawner

Executive Vice President

Senior Credit Officer

39.)                           Allowance for Loan & Lease Losses

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Allowance for loan & lease losses	$55.8	$66.7	$75.0	$77.0	$77.7
Net charge-offs (NCO)	$26.4	$3.9	$12.5	$20.0	$5.1

As a % of Loans & Leases:
Allowance	.71%	.78%	.91%	.95%	.96%
NCO	.35%	.05%	.15%	.25%	.13	%*

*                                         Annualized

40.)                           Net Charge-offs by Business Line

	1999	2000	2001	2002	YTD 2003*

Consumer	1.30%	.12%	.13%	.15%	.10%
Commercial real estate	(.08)	(.02)	—	.12	—
Commercial business	(.08)	(.15)	.06	1.35	.31
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer	.39	.34	.73	.56	.49
Truck and trailer	—	.33	2.31	2.50	1.40
Total leasing and equipment finance	.39	.33	1.00	.80	.57
Subtotal	.72	.09	.24	.34	.16
Residential real estate	—	—	—	—	—
Total	.35	.05	.15	.25	.13

*                                         Annualized

41.)                           Delinquencies (over 30-day)*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Delinquencies	$33.1	$58.9	$46.8	$46.3	$45.4

Delinquencies (percent)	.42%	.69%	.57%	.57%	.56%

*                                         Excludes non-accrual loans and leases

42.)                           Delinquencies by Business Line

	1999	2000	2001	2002	YTD 2003

Consumer	.93%	.93%	.72%	.64%	.69%
Commercial real estate	.05	.13	.03	.37	.01
Commercial business	.46	.96	.13	.13	.03
Leasing and equipment finance:
Leasing and equipment finance without truck and trailer	.08	.82	.80	.62	.52
Truck and trailer	—	6.86	7.59	4.72	9.58
Total leasing and equipment finance	.08	1.83	1.84	1.00	1.14
Subtotal	.54	.86	.67	.58	.53
Residential real estate	.30	.46	.38	.54	.74
Total	.42	.69	.57	.57	.56

43.)                           Non-Performing Assets

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Non-accrual loans and leases	$24.1	$35.2	$52.0	$43.6	$39.6
Real estate owned	$10.9	$10.9	$14.6	$26.6	$24.8
Total	$35.0	$46.1	$66.6	$70.2	$64.4

Reserves/NAs:	232%	189%	144%	176%	196%
NPAs/Assets:	.33%	.41%	.59%	.58%	.55%

44.)                           Potential Problem Loans

	6/02	9/02	12/02	3/03	6/03
	($ millions)

Consumer	$.5	$4.5	$4.5	$4.5	$4.5
Commercial real estate	$27.2	$36.5	$30.1	$29.5	$23.2
Commercial business	$30.1	$45.6	$33.4	$27.1	$20.4
Leasing and Equipment finance	$23.4	$15.7	$15.3	$18.3	$22.5

Total	$81	$102	$83	$79	$71

45.)         De Novo Banking
Supermarket Banking

Barry N. Winslow

CEO & President

TCF National Bank

46.)                           De Novo Branch Expansion

	1998	1999	2000	2001	2002	2003 Forecast	2004 Plan
	(# of new branches opened)

Supermarket	99	34	22	21	15	6	7
Traditional	7	1	3	6	12	17	18
Total	106	35	25	27	27	23	25

TCF currently has new branches under development in each of its markets.

47.)                           2003 & 2004 De Novo Branch Expansion

	2003		2004
	Supermarket	Traditional	Supermarket	Traditional
Minnesota	4	—	3	—
Lakeshore	2	3	4	6
Michigan	—	5	—	5
Colorado	—	9	—	7
Total	6	17	7	18

Total	23	25

48.)                           Supermarket Deposit Growth +7%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Deposits	$826	$1,074	$1,213	$1,518	$1,594

Average Rate:	2.24%	2.73%	1.23%	.90%	.56%

*                                         Twelve-month growth rate

49.)                           Supermarket Checking Accounts +8%*

	12/99	12/00	12/01	12/02	6/03
	(000s)

Checking accounts	351	428	511	565	595

*                                         Twelve-month growth rate

50.)                           Supermarket Fee Income Growth +12%*

	1999	2000	2001	2002	2003
	($ millions)

First Quarter	$17.4	$23.3	$29.6	$33.3	$38.4
Second Quarter	$21.6	$28.5	$35.1	$41.3	$44.9
Third Quarter	$23.1	$30.0	$35.3	$42.2	$—
Fourth Quarter	$24.6	$30.2	$36.7	$43.4	$—

Total	$87	$112	$137	$160	$83

*                                         YTD growth rate (‘03 vs. ‘02)

51.)                           Supermarket Consumer Loans +20%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Consumer loans	$193	$233	$305	$369	$409

*                                         Twelve-month growth rate

52.)                           Retail Model - Net Income*

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	($ 000s)

Supermarket branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital expenditure:	$265,000 supermarket branch
$2.5 million traditional branch

*              Excludes consumer lending

53.)                           De Novo Banking Strategies

•                  1998-2002: 220 branches built, 88% supermarket

•                  Supermarket growth based on available store opportunities

•                  Supermarket branch average investment is $224,000* with 24 months to breakeven.  Retail model IRR 33%

•                  Traditional branch average investment is $523,000* with 32 months to breakeven.  Retail model IRR 29%

•                  Build land bank inventory (20 sites at 6/30/03 plus 9 sites under contract)

•                  Future growth to be mostly traditional branches

*              Cumulative net losses to (after-tax) breakeven

54.)                           Leasing Operations

Craig R. Dahl

EVP, TCF Financial Corporation

President of TCF Leasing, Inc.

55.)                           Leasing and Equipment Finance +8%*

	12/99	12/00	12/01	12/02	6/03
	($ millions)

Leasing and equipment finance	$493	$856	$957	$1,039	$1,079

*                                         Twelve-month growth rate

56.)                           Leasing and Equipment Finance

At June 30, 2003

•                  Equipment type – $1,079 million

•                  26% manufacturing and construction

•                  25% technology and data processing

•                  16% specialty vehicle

•                  9% trucks and trailers

•                  Yield 7.68%

•                  Uninstalled backlog of $154.1 million; up $13.3 million from year-end 2002

•                  Over-30-day delinquency rate 1.14%

•                  2003 net charge-offs .57% (annualized); 2002 net charge-offs .80%; 2001 net charge-offs 1.00%

57.)                           Leasing and Equipment Finance

Power Assets® - by Marketing Segment

($ 000s)	6/30/2003	12/31/2002	Change
Middle market and speciality vehicle	$460,105	$363,568	$96,537
Winthrop	245,104	266,709	(21,605)
Wholesale	158,462	181,038	(22,576)
Small ticket	115,325	105,489	9,836
Leveraged leases	22,145	21,519	626
Subtotal	1,001,141	938,323	62,818
Truck and trailer	78,083	100,717	(22,634)
Total	$1,079,224	$1,039,040	$40,184

58.)                           Leasing and Equipment Finance

Summary of Operations

	For the Six Months Ended June 30,
($ 000s)	2003	2002	Change
Net interest income	$21,591	$20,723	$868
Provision for credit losses	4,102	5,112	(1,010)
Non-interest income	25,064	26,816	(1,752)
Non-interest expense	19,701	19,690	11
Pre-tax income	22,852	22,737	115
Income tax expense	8,470	8,327	143
Net income	$14,382	$14,410	$(28)

ROA:	2.62%	2.87%

59.)                           Cautionary Statement

This analyst presentation contains “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts.  TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage banking business, which could adversely affect earnings; results of litigation, including reductions in debit card revenues resulting from settlement of litigation brought by Wal-Mart and other retail merchants against VISA®, USA, or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

60.)                           Return to Shareholders(1) +22%*

	Index Value
Period Ending	12/31/1992	12/31/1993	12/31/1994	12/31/1995	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	6/30/2003	7/31/2003

TCF Financial Corporation	$100.00	$119.78	$149.60	$246.31	$329.98	$524.74	$382.17	$403.79	$745.24	$821.60	$766.44	$709.97	$819.29
S&P 500	$100.00	$110.08	$111.53	$153.44	$188.52	$257.40	$323.21	$391.23	$355.59	$313.36	$243.77	$272.52	$277.32
SNL All Bank & Thrift Index	$100.00	$110.97	$108.52	$168.94	$234.17	$444.05	$381.57	$365.04	$440.98	$447.49	$420.48	$486.61	$507.42

(1)                                  Assumes $100 invested December 31, 1992 with dividends reinvested

*                                         Annualized return since 12/31/92

Source:  SNL Securities LC

Glossary of Terms

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fee Revenue Per Retail Checking Account

Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificate deposits.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.